UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01Completion of Acquisition or Disposition of Assets.

 Explanatory Note

For the reasons set forth below, this Amendment No. 1 (as defined below) is being filed solely to comply with the pro forma financial statement filing requirements of Form 8-K and should not be relied on by investors. Instead, investors should refer to the Form 10-K (as defined below) for the most recent financial information.

Global Power Equipment Group Inc. (“we,” “us,” the “Company,” or “Global Power”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment No. 1”) to its Current Report on Form 8-K (the “Original Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 12, 2017, solely to provide the unaudited pro forma condensed financial information required by Item 2.01 and 9.01 of Form 8-K with respect to the sale of the Company’s Braden U.S., Braden Europe and Consolidated Fabricators businesses to affiliates of Innova Global Limited Partnership, a portfolio company of TriWest Capital Partners V (2015) Inc. which occurred in October 2017.

In addition, the Company’s Quarterly Report on Form 10-Q for the third quarter of 2017 (the “Third Quarter Report”), filed with the SEC on January 31, 2018, reflected the accrual of $4.4 million as of December 31, 2015, for a  potential liability for liquidated damages related to a project entered into by the Company with a partner. The Company’s estimate regarding this matter remained unchanged until October 16, 2017, when the Company received a Notice of Substantial Completion, which stated that the joint venture met the contractual performance criteria. Therefore, the Company concluded that no performance liquidated damages would be incurred and, accordingly, $4.4 million was recognized and included in revenue in its 2017 consolidated statement of operations contained in the Annual Report on Form 10-K for the year ended December 31, 2017 filed on April 16, 2018 (the “Form 10-K”). This $4.4 million revenue recognition should have also been reflected in the Third Quarter Report, and we therefore chose to reflect it in the pro forma financial information included in Item 9.01 of this Amendment No. 1. In addition, certain amounts have been reclassified in the unaudited pro forma condensed consolidated statement of operations for all periods presented in order to conform with the presentation in the Form 10-K.

Except as stated in this Explanatory Note, no other information contained in any Item of the Original Report is being amended, updated or otherwise revised. In particular, investors should note that, in the fourth quarter of 2017 (after the filing of the Original Report), the Company made the decision to exit and sell its Electrical Solutions segment. The Company further determined that the Electrical Solutions segment — in addition to the Mechanical Solutions segment — met the definition of a discontinued operation. As a result, both the Mechanical Solutions and Electrical Solutions segments are presented as discontinued operations in the Form 10-K. Unless otherwise specified, the financial information and discussion in the Form 10-K are as of December 31, 2017 and are based on Global Power’s continuing operations; they exclude any results of the Company’s discontinued operations. Please refer to “Note 4—Changes in Business” to the consolidated financial statements included in the Form 10-K for additional information. Although the classification of Electrical Solutions as a discontinued operation occurred prior to the filing of this Amendment No. 1, since it did not occur prior to the required filing date of the pro forma financial information of this Amendment No. 1, it is not reflected in this Amendment No. 1.

Accordingly, investors should not rely on the information in this Amendment No. 1, which is being filed solely to comply with the pro forma financial statement filing requirements of Form 8-K, and should instead refer to the Form 10-K for the most recent financial information.

Cautionary Note

All of the pro forma financial information included in Item 9.01 of this Amendment No. 1, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, all of the pro forma financial information and the notes related thereto with respect to the transaction described herein. Because of events subsequent to the filing of the Original Report (described above), actual results will differ materially from the forward-looking statements made herein. The pro forma financial information contained in Item 9.01 does not reflect the classification of the Company’s Electrical Solutions segment as a discontinued operation. Additional risks and uncertainties include the risk factors disclosed in the Form 10-K, which the Company filed with the SEC on April 16, 2018. The Company does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Investors are cautioned not to rely on any of these forward-looking statements. Investors should not rely on the financial information contained herein and should instead refer to the Form 10-K for updated financial information.

Item 9.01              Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Please also refer to “Explanatory Note” and “Cautionary Note” contained in Item 2.01 above. The information set forth under Item 2.01 of this Amendment No. 1 is incorporated herein by reference.

(d)  Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial information.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2018

Global Power Equipment Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel, & Secretary